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Exhibit 99(a)(2)

LETTER OF TRANSMITTAL

Change in Control Notice and Offer to Purchase

Cimarex Energy Co.

Offer To Purchase For Cash
Any and All of the Outstanding
Floating Rate Convertible Senior Notes due 2023
CUSIP No. 55972FAE4
originally issued by

         Magnum Hunter Resources, Inc.

          THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 5, 2005, AND MAY NOT BE EXTENDED, EXCEPT AS REQUIRED BY APPLICABLE LAW (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION TIME"). NOTES TENDERED IN THE OFFER MAY BE WITHDRAWN AT ANY TIME AT OR PRIOR TO THE EXPIRATION TIME.

The depositary for the Offer is:

Deutsche Bank Trust Company Americas

By facsimile:
(For Eligible Institutions only)
(615) 835-3701

Confirmation:
(800) 735-7777

By Mail:	By Overnight Courier:	By Hand:
DB Services Tennessee, Inc. P.O. Box 292737 Nashville, TN 37229-2737 Attn: Reorganization Unit	DB Services Tennessee, Inc. 648 Grassmere Park Road Nashville, TN 37211 Attn: Reorganization Unit	DB Services Tennessee, Inc. 648 Grassmere Park Road Nashville, TN 37211 Attn: Reorganization Unit

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

        THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE REPURCHASE PRICE PURSUANT TO THE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR NOTES TO THE DEPOSITARY AT OR PRIOR TO THE EXPIRATION TIME, WHICH IS 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 5, 2005. TENDERS OF NOTES MAY BE WITHDRAWN AT ANY TIME AT OR PRIOR TO THE EXPIRATION TIME.

        All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Change in Control Notice and Offer to Purchase of Cimarex Energy Co. (the "Company"), dated July 6, 2005 (the "Offer to Purchase"), with respect to the Company's Floating Rate Convertible Senior Notes due 2023, which were originally issued by Magnum Hunter Resources, Inc. (the "Notes").

        This Letter of Transmittal ("Letter of Transmittal") is to be used by holders of Notes (each a "Holder," and collectively, the "Holders") if: (i) Notes are to be physically delivered to the Depositary herewith by such Holders; or (ii) tender of the Notes is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Offer to Purchase under "The Offer—Procedures for Tendering Notes—Book-Entry Delivery Procedures" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Notes, unless an Agent's Message (as defined below) is delivered in connection with such book-entry transfer and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

        If Notes are to be physically delivered by a Holder of Notes, such Holder must also properly complete the form on the reverse side of such Notes entitled "Option to Elect Repurchase Upon a Change in Control," and duly endorse such Notes for transfer.

        THE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF NOTES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

        Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance may be directed to Deutsche Bank Trust Company Americas, the information agent for the Offer (the "Information Agent"), whose address and telephone numbers appear on the last page of this Letter of Transmittal. See Instruction 10 below. Requests for additional copies of the Offer to Purchase or this Letter of Transmittal should be directed to the Information Agent.

        DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

METHOD OF DELIVERY

☐
CHECK HERE IF CERTIFICATES FOR TENDERED NOTES ARE ENCLOSED HEREWITH

☐
CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND AN AGENT'S MESSAGE IS NOT BEING DELIVERED, AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

        List below the Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted.

DESCRIPTION OF NOTES TENDERED

Name(s) and Address(es) of Registered Holder(s) or Name of DTC Participant and Participant's DTC Account Number in which Notes are Held (Please fill in, if blank)	Certificate Numbers (1)	Aggregate Principal Amount Represented(2)	Aggregate Principal Amount Tendered(3)

(1)	Need not be completed by Holders tendering by book-entry transfer (see below).
(2)	Subject to the terms and conditions of the Offer to Purchase, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Notes indicated in the column labeled "Aggregate Principal Amount Represented," unless the column labeled "Aggregate Principal Amount Tendered" is completed with respect to such Notes. See Instruction 3.
(3)	Need not be completed if entire aggregate principal amount represented by the Notes is being tendered. See Instruction 3.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

        By execution hereof, the undersigned acknowledges receipt of the Change in Control Notice and Offer to Purchase, dated July 6, 2005 (as the same may be amended from time to time, the "Offer to Purchase"), of Cimarex Energy Co., a Delaware corporation (the "Company"), and this Letter of Transmittal and instructions hereto, which together constitute the Company's offer to purchase for cash (the "Offer") all of its Floating Rate Convertible Senior Notes Due 2023 (the "Notes") originally issued by Magnum Hunter Resources, Inc., a Nevada corporation ("Magnum Hunter"), the outstanding principal amount of which is $125,000,000, upon the terms and subject to the conditions set forth in the Offer to Purchase and this Letter of Transmittal. The repurchase price for the Notes (the "Repurchase Price") equals 100% of the principal amount of the Notes, plus accrued but unpaid interest, including Liquidated Damages (as defined in the Offer to Purchase), if any, up to, but not including the date on which the Expiration Time occurs.

        HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE PAYMENT FOR THE NOTES TO BE PURCHASED PURSUANT TO THE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR NOTES AT OR PRIOR TO THE EXPIRATION TIME.

        Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to the Company the principal amount at maturity of Notes of the series indicated in the table above entitled "Description of Notes Tendered" under the column heading "Aggregate Principal Amount Tendered" (or, if nothing is indicated therein, with respect to the entire aggregate principal amount at maturity represented by the Notes described in such table). The undersigned acknowledges and agrees that the tender of Notes made hereby may not be withdrawn except in accordance with the procedures set forth in the Offer to Purchase.

        Upon the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the Notes that are being tendered hereby, subject to the acceptance for purchase of, and payment for, the principal amount of Notes tendered with this Letter of Transmittal. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such Notes, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such Notes for transfer of ownership on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms and conditions of the Offer as described in the Offer to Purchase.

        The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby, and that when such Notes are accepted for purchase and payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the

Depositary or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

        For purposes of the Offer, the undersigned understands that the Company will be deemed to have accepted for purchase validly tendered Notes (or defectively tendered Notes with respect to which the Company has waived such defect) if, as and when the Company gives oral or written notice of acceptance for purchase to the Depositary.

        The undersigned understands that, under certain circumstances and subject to certain conditions of the Offer set forth in the Offer to Purchase under "The Offer—Condition of the Offer," and further subject to the terms and provisions of the Notes and the Indenture, dated as of December 17, 2003, as amended and supplemented, pursuant to which the Notes were issued (the "Indenture"), the Company may not be permitted to accept for purchase or purchase any of the Notes tendered. Any Notes not accepted for purchase, or which the Company is not permitted to purchase pursuant to the terms of the Indenture and the Offer to Purchase, will be returned promptly to the undersigned at the address set forth above (or, in the case of Notes tendered by book-entry transfer, credited to the account at DTC designated above), unless otherwise indicated herein under "Special Delivery Instructions" below.

        All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

        All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

        Unless otherwise indicated herein under "Special Issuance Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered, not accepted for purchase or not purchased be issued in the name(s) of the undersigned (and in the case of Notes tendered by book-entry transfer, by credit to the account at DTC designated above), and checks for payments of the Repurchase Price to be made in connection with the Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered, not accepted for purchase or not purchased and checks for payments of the Repurchase Price to be made in connection with the Offer be delivered to the undersigned at the address shown above. In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any Notes representing principal amounts not tendered, not accepted for purchase or not purchased be issued in the name(s) of, certificates for such Notes be delivered to, and checks for payments of the Repurchase Price to be made in connection with the Offer be issued in the name(s) of, and be delivered to, the person(s) at the address so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any Notes from the name of the registered Holder(s) thereof if the Company does not accept for purchase or does not purchase any of the principal amount of such Notes so tendered.

PLEASE SIGN ON THIS PAGE

(To Be Completed by All Tendering Holders of Notes
Regardless of Whether Notes Are Being Physically Delivered
Herewith, Unless an Agent's Message Is Delivered In
Connection With a Book-Entry Transfer of Such Notes)

        This Letter of Transmittal must be signed by the registered Holder(s) of Notes exactly as the name(s) appear(s) on the Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of such Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorneys-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 4.

X
X	Signature(s) of Registered Holder(s) or Authorized Signatory

Date: ______________, 2005

Name(s):
(Please print)
Capacity (Full Title):
Address	(Include Zip Code)
Area Code and Telephone No.:

IMPORTANT: COMPLETE APPLICABLE TAX CERTIFICATIONS (INCLUDING SUBSTITUTE FORM W-9) HEREIN

SIGNATURE GUARANTEE (See Instruction 4 below)
Certain Signatures Must Be Guaranteed by a Medallion Signature Guarantor

(Name of Eligible Institution Guaranteeing Signatures)
(Address (including zip code) and Telephone Number (including area code) of Firm)
(Authorized Signature)
(Printed Name)
(Title)

Date: ______________, 2005

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3, 4, 5 and 7)

        To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase are to be issued in the name of, or payment of the Repurchase Price is to be made to, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal, or if Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC other than the account designated above.

Issue:
☐    Notes
☐    Payment
(check as applicable)

Name:	(Please Print)
Address:
(Include Zip Code)
(Tax Identification or Social Security Number) (See Substitute Form W-9 herein)
Credit unpurchased Notes by book-entry to the DTC account set forth below:
(DTC Account Number)
(Name of Account Party)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3, 4 and 5)

        To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase or a check for the Repurchase Price are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to such person or persons at an address different from that shown in the box entitled "Description of Notes" within this Letter of Transmittal.

Deliver:
☐    Notes
☐    Check
(check as applicable)

Name:	(Please Print)
Address:
(Include Zip Code)
(Tax Identification or Social Security Number) (See Substitute Form W-9 herein)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

        1.     Delivery of this Letter of Transmittal and Certificates for Notes or Book-Entry Confirmations. To tender Notes in the Offer, physical delivery of the Notes or a confirmation of any book-entry transfer into the Depositary's account with DTC of Notes tendered electronically, as well as a properly completed and duly executed copy (or facsimile) of this Letter of Transmittal (or an Agent's Message (as defined below) in connection with a book-entry transfer), and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein at or prior to the Expiration Time, and such Notes must not have been properly withdrawn at or prior to the Expiration Time.

        If tender is to be made by physical delivery of Notes, the Holder must also complete the form on the reverse side of such Notes entitled "Option to Elect Repurchase Upon a Change in Control," and duly endorse such Notes for transfer.

        If less than all of the principal amount of Notes held by a Holder is tendered by such Holder pursuant to the Offer, after the Expiration Time, the Company will issue, and the Trustee will authenticate and deliver to the Holder, at no expense to the Holder, new Notes of authorized denominations in a principal amount equal to the portion of the Notes not tendered. With respect to the Notes held by DTC as the Holder of record (which Notes are held in the form of a global security), DTC will submit the global security to the Trustee if any Holders tender their Notes pursuant to the Offer and the Company will issue and the Trustee will authenticate a new global security to DTC for the untendered portion of the global security.

        THE METHOD OF DELIVERY OF THE NOTES AND LETTERS OF TRANSMITTAL, ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT'S MESSAGE TRANSMITTED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE PERSON TENDERING NOTES AND DELIVERING LETTERS OF TRANSMITTAL AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. If such delivery is by mail, it is suggested that Holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Time to permit delivery to the Depositary prior to such time. The delivery will be deemed made when actually received or confirmed by the Depositary. THIS LETTER OF TRANSMITTAL AND NOTES SHOULD BE SENT ONLY TO THE DEPOSITARY, NOT TO THE COMPANY, THE TRUSTEE OR DTC.

        2.     Withdrawal of Tenders. Tenders of Notes may be withdrawn at any time prior to the Expiration Time, but not thereafter. In the event of a termination of the Offer, the Notes tendered pursuant to the Offer will be promptly returned to the tendering Holder.

        For a withdrawal of Notes tendered at or prior to the Expiration Time to be effective, a telegram, telefax, facsimile transmission or letter notice of withdrawal or revocation (or an electronic ATOP transmission notice of withdrawal or revocation in the case of DTC participants) must be received by the Depositary at its address set forth on the last page of this Letter of Transmittal at or prior to the Expiration Time. Any such notice of withdrawal must (i) specify the name of the person who tendered the Notes to be withdrawn, (ii) state the name in which the Notes are registered (or, if tendered by book-entry transfer, the name of the DTC participant whose name appears on the security position listing as the owner of such Notes), if different than that of the person who tendered the Notes, (iii) contain a description of the Notes to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Notes (unless such Notes were tendered by book-entry transfer) and the aggregate principal amount of such Notes to be withdrawn, (iv) state the principal amount, if any, of such Notes which is not being withdrawn from the Offer pursuant to such notice, and (v) be signed by the Holder of such Notes in the same manner as the original signature on the Letter of Transmittal by which such Notes were tendered (including any required signature guarantees), or be accompanied by (x) documents of transfer sufficient to have the Trustee register the transfer of the Notes into the name of the person withdrawing such Notes and (y) a properly completed irrevocable proxy authorizing such person to effect such withdrawal on behalf of such Holder. Withdrawal of Notes can only be accomplished in accordance with the foregoing procedures.

        If the Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon written or facsimile notice of withdrawal even if physical release is not yet effected. If Notes have been delivered under the procedures for book-entry transfer, any notice of withdrawal must specify the name and number of the account of the appropriate book-entry transfer facility to be credited with the withdrawn Notes and must otherwise comply with that book-entry transfer facility's procedures. Any Notes properly withdrawn will be deemed to be not validly tendered for purposes of the Offer.

        Any permitted withdrawal of Notes may not be rescinded, and any Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Offer; provided, however, that validly withdrawn Notes may be re-tendered by again following one of the appropriate procedures described herein at any time at or prior to the Expiration Time.

        3.     Partial Tenders. Tenders of Notes pursuant to the Offer will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled "Description of Notes" herein. The entire principal amount represented by the certificates for all Notes delivered to the Depositary will be deemed to have been tendered, unless otherwise indicated. If the entire principal amount of all Notes is not tendered or not accepted for purchase, certificates for the portion not tendered or accepted for purchase or not purchased will be sent to the Holder (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein), unless otherwise provided in the appropriate box in this Letter of Transmittal, promptly after the Notes are accepted for purchase. See Instruction 5 below.

        4.     Signatures on this Letter of Transmittal; Bond Powers and Endorsement; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

        If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are names in which certificates are held.

        If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted, unless waived by the Company.

        If this Letter of Transmittal is signed by the registered Holder(s) of the Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required unless payment is to be made to, or certificates for Notes not tendered or not accepted for purchase are to be issued to, a person other than the registered Holder(s), or unless tender is being made by physical delivery of Notes, in which case the registered Holder(s) must also complete the form on the reverse side of such Notes entitled "Option to Elect Repurchase Upon a Change in Control" and duly endorse such Notes for transfer. Signatures on such certificates or bond powers must be guaranteed as provided below.

        If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the Notes listed, the certificates representing such Notes must be properly endorsed for transfer by the registered Holder or be accompanied by a properly completed bond power from the registered holder in form satisfactory to the Company, with signatures on the endorsement or bond power guaranteed as provided below.

        Signatures on all Letters of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each a "Medallion Signature Guarantor"), unless the Notes tendered are tendered and delivered (i) by a registered Holder (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes) who has not completed any of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. ("NASD") or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). If Notes are registered in the name of a person other than the signer of the Letter of Transmittal or if Notes not accepted for payment or not tendered are to be returned to a person other than the registered Holder, then the signature on the Letter of Transmittal accompanying the tendered Notes must be guaranteed by a Medallion Signature Guarantor as described above.

        5.     Special Issuance and Special Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for purchase or checks for payment of the Repurchase Price to be made in connection with the Offer are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not tendered or not accepted for purchase will be returned to the Holder of the Notes tendered. Any Holder tendering by book-entry transfer may request that Notes not tendered or not accepted for purchase be credited to such account at DTC as such Holder may designate under the caption "Special Issuance Instructions." If no such instructions are given, any such Notes not tendered or not accepted for purchase will be returned by crediting the account at DTC designated above.

        6.     Backup Withholding and FIRPTA Certification. Each tendering Holder is required to provide the Depositary with the Holder's correct taxpayer identification number ("TIN"), generally a U.S. Holder's social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, or, alternatively, to establish another basis for exemption from backup withholding (which, in the case of a Non-U.S Holder, generally requires the provision of a Form W-8BEN or applicable substitute form). A U.S. Holder must cross out item (2) in the certification box on Substitute Form W-9 if such U.S. Holder is subject to backup withholding. In addition to potential penalties, failure to provide the correct information may subject the tendering Holder to 28% federal income tax backup withholding on the payments made to the Holder or other payee with respect to Notes purchased pursuant to the Offer. A U.S. Holder shall write "applied for" in the box in Part 1 of the form if the tendering U.S. Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If "applied for" is written in the box in Part 1 and the Depositary is not provided with a TIN prior to the payment of the Repurchase Price, the Depositary may be required to withhold 28% of the Repurchase Price until a TIN is provided to the Depositary. Each tendering Holder is also required to provide the Depositary with the appropriate FIRPTA Certifications. See "Important Tax Information" below.

        7.     Transfer Taxes. The Company will pay all transfer taxes applicable to the purchase and transfer of Notes pursuant to the Offer, except in the case of deliveries of certificates for Notes for principal amounts not tendered or not accepted for payment that are to be registered or issued in the name of any person other than the Holder of Notes tendered thereby. Except as provided in this Instruction 7, it will not be necessary for transfer stamps to be affixed to the certificates listed in this Letter of Transmittal.

        8.     Irregularities. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Notes that are not in proper form or the acceptance of which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, subject to applicable law, to waive any defect or irregularity in any tender of Notes by any particular Holder, whether or not similar defects or irregularities are waived in the case of other Holders. The Company's interpretation of the terms and conditions of the Offer (including this Letter of Transmittal) will be final and binding. None of the Company, the Trustee, the Depositary, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification. If the Company waives its right to reject a defective tender of Notes, the Holder will be entitled to the Repurchase Price.

        9.     Mutilated, Lost, Stolen or Destroyed Certificates for Notes. If a Holder desires to tender Notes, but the certificates evidencing such Notes have been mutilated, lost, stolen or destroyed, such Holder should contact the Information Agent to receive information about the procedures for obtaining replacement certificates for Notes.

        10.   Requests for Assistance or Additional Copies. Questions and requests for assistance should be directed to the Information Agent, whose address and telephone numbers appear on the last page of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase, this Letter or Transmittal and other offer documents should be directed to the Information Agent.

IMPORTANT TAX INFORMATION

        A Holder whose tendered Notes are accepted for payment is required to provide the Depositary with (i) such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding (which, in the case of a Non-U.S. Holder, generally requires the provision of a Form W-8BEN or applicable substitute form) and (ii) the applicable FIRPTA Certifications described below with respect to the beneficial owners of the tendered Notes.

        If such Holder is an individual, the TIN is his or her social security number. The TIN of a resident alien who does not have and is not eligible to obtain a social security number is such person's Internal Revenue Service ("IRS") individual taxpayer identification number. If a tendering Holder has been notified by the IRS that the Holder is subject to federal backup withholding, the Holder must cross out item (2) of the Certification box on the Substitute Form W-9. If the Depositary is not provided with the correct TIN or an adequate basis for exemption, payments made to such Holder with respect to Notes purchased pursuant to the Offer may be subject to backup withholding. If the Depositary is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS. More serious penalties may be imposed for providing false information, which, if willfully done, may result in fines and/or imprisonment.

        Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders (other than foreign persons) should indicate their exempt status on Substitute Form W-9. A Non-U.S. Holder may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service Form W-8BEN, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8BEN can be obtained from the Information Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

        If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS. The Depositary cannot refund amounts withheld by reason of backup withholding.

Purpose of Substitute Form W-9

        To prevent backup withholding on payments made with respect to Notes purchased pursuant to the Offer, each U.S. Holder is required to provide the Depositary with (i) the Holder's correct TIN by completing the Substitute Form W-9 attached, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the IRS has notified the Holder that the Holder is no longer subject to backup withholding; or (ii) if applicable, an adequate basis for exemption.

What Number to Give the Depositary

        The Holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the registered Holder. If the Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

FIRPTA Certifications

        A Holder whose tendered Notes are accepted for payment is also required to provide the Depositary with the appropriate FIRPTA Certificate, as indicated below, with respect to each tendering beneficial owner of Notes. A form of each such FIRPTA Certificate is included in this Letter of Transmittal.

Type of Beneficial Owner	Required FIRPTA Certificate
Individual U.S Holder (as defined in the Offer to Purchase)	Certificate of Non-Foreign Status—Individual Transferor
Entity (Non-Individual) U.S. Holder (as defined in the Offer to Purchase) and U.S. Partnerships	Certificate of Non-Foreign Status—Entity Transferor
All Other Tendering Beneficial Owners	Foreign Holder Ownership Affidavit

        If the Depositary receives a properly completed Certificate of Non-Foreign Status—Individual Transferor or a Certificate of Non-Foreign Status—Entity Transferor with respect to a tendering beneficial owner of Notes and neither the Company nor the Depositary has actual knowledge that such certificate is inaccurate (based on the face of the certificate), no amounts in respect of FIRPTA Withholding will be withheld from the payment made by the Depositary to the Holder with respect to such tendering beneficial owner.

        If the Depositary receives a properly completed Foreign Holder Ownership Affidavit with respect to a tendering beneficial owner of Notes and the affidavit indicates that the tendering beneficial owner does not hold and has never held Notes with an aggregate fair market value at the time of acquisition that exceeds or exceeded $25 million (such fair market value being determined both as of the time at which the Notes were originally acquired and, if applicable, as of the time of any additional subsequent acquisitions), and if neither the Company nor the Depositary has reason to believe that such affidavit is inaccurate (based on the face of the affidavit and other facts that are readily ascertainable by the Company or the Depositary, as the case may be), no amounts in respect of FIRPTA Withholding will be withheld from the payment made by the Depositary to the Holder with respect to such tendering beneficial owner.

        If a Holder does not provide the Depositary with the applicable FIRPTA Certificates described above with respect to a tendering beneficial owner of Notes, properly completed and duly executed by such tendering beneficial owner, or, if the Foreign Holder Ownership Affidavit with respect to a tendering beneficial owner of Notes indicates that such beneficial owner holds or has held Notes with an aggregate fair market value at the time of acquisition that exceeds or exceeded $25 million (such fair market value being determined both as of the time at which the Notes were originally acquired and, if applicable, as of the time of any additional subsequent acquisitions), the Depositary will withhold 10% of the gross consideration paid to the Holder with respect to such tendering beneficial owner in order to satisfy the Company's potential FIRPTA Withholding obligations. The Company will report and pay over any withheld amounts to the IRS in accordance with Treasury Regulation Section 1.1445-1(c), including the filing of an IRS Form 8288 and 8288-A. Pursuant to Treasury Regulation Section 1.1445-1(f), the Company's satisfaction of its FIRPTA Withholding obligations will not relieve a tendering beneficial owner of Notes of its obligation to file a U.S. tax return and to pay any remaining amounts owed in respect of the FIRPTA Tax.

        In general, if the FIRPTA Tax applies to a tendering beneficial owner, any gain or loss realized by such beneficial owner would be subject to U.S. federal income tax as either ordinary income or capital gain that is effectively connected with the beneficial owner's conduct of a trade or business in the U.S. Any amounts withheld by the Company to satisfy its potential FIRPTA Withholding obligations generally will be credited against any remaining tax liabilities of the tendering beneficial owner and, in order to claim such credit, a stamped copy of IRS Form 8288-A (which the IRS generally must provide to such beneficial owner upon its receipt from the Company) should be attached to the tendering beneficial owner's U.S. tax return pursuant to Treasury Regulation Section 1.1445-1(f)(2). If any withheld amounts exceed a tendering beneficial owner's maximum tax liability (as determined by the IRS), then such beneficial owner may seek a refund of such excess.

        Each tendering beneficial owner of Notes is urged to consult with its tax advisor regarding the proper completion of the FIRPTA Certificates included with this letter and the application of the FIRPTA Tax and FIRPTA Withholding to such tendering beneficial owner.

TO BE COMPLETED BY ALL TENDERING U.S. HOLDERS

PAYER'S NAME: Deutsche Bank Trust Company Americas

Name (if in joint names, list first and circle the name of the person or entity whose number you enter in Part I)

Business Name (Sole proprietors see the instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines"))

Address

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service
	Part I—Taxpayer Identification Number—For all accounts, enter taxpayer identification number in the box at right. (For most individuals, this is your social security number. If you do not have a number, see Obtaining a Number in the enclosed Guidelines). Certify by signing and dating below. Note: If the account is in more than one name, see chart in the enclosed Guidelines to determine which number to give the payer.	Social Security Number OR Employer Identification Number (If awaiting TIN write "Applied For")

Payer's Request for Taxpayer Identification Number ("TIN") and Certification	Part II—For Payees exempt from backup withholding, see the enclosed Guidelines and complete as instructed therein.

Part III—Certification—Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You should cross out item (2) above if the IRS has notified you that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

SIGNATURE	DATE	, 2005

YOU SHOULD COMPLETE THE FOLLOWING CERTIFICATE IF YOU
WROTE "APPLIED FOR" IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me thereafter will be subject to a 28% backup withholding tax until I provide a properly certified taxpayer identification number.

Signature	Date	, 2005

NOTE:
FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING TAX OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

TO BE COMPLETED BY ALL TENDERING BENEFICIAL OWNERS
WHO ARE INDIVIDUAL U.S. HOLDERS

CERTIFICATE OF NON-FOREIGN STATUS—INDIVIDUAL TRANSFEROR

Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. To inform the transferee that withholding of tax is not required upon my disposition of an interest that may qualify as a U.S. real property interest, I,

,
[insert name of transferor]
hereby certify the following:
	1.	I am not a nonresident alien for purposes of U.S. income taxation;
	2.	My U.S. taxpayer identifying number (Social Security number) is	;

and
3.	My home address is

.

I understand that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement I have made here could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete.

Date:

Signature of Transferor

TO BE COMPLETED BY ALL TENDERING BENEFICIAL OWNERS THAT ARE
ENTITY (NON-INDIVIDUAL) U.S. HOLDERS OR U.S. PARTNERSHIPS

CERTIFICATE OF NON-FOREIGN STATUS—ENTITY TRANSFEROR

Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of an interest that may qualify as a U.S. real property interest by

,
[insert name of transferor]
the undersigned hereby certifies the following on behalf of the above named transferor:
	1.	The above named transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);
	2.	The above named transferor is not a disregarded entity as defined in Treasury Regulation section 1.1445-2(b)(2)(iii);
	3.	The above named transferor's U.S. employer identification number is
;
and
4.	The above named transferor's office address is

.

The above named transferor understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of the above named transferor.

Date:

Signature of Transferor

Title of Person Signing on Behalf of Transferor

TO BE COMPLETED BY ALL TENDERING BENEFICIAL OWNERS
THAT ARE NOT U.S. HOLDERS OR U.S. PARTNERSHIPS

FOREIGN HOLDER OWNERSHIP CERTIFICATE

        Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. Treasury Regulation section 1.897-1(c)(iii) effectively excludes certain interests in publicly traded U.S. corporations from the definition of "U.S. real property interest," but does not exclude interests to which Temporary Regulation 1.897-9T(b) applies. In general, Temporary Regulation 1.897-9T(b) applies to a non-regularly traded class of interests in a publicly traded U.S. corporation that is convertible into a regularly traded class of interests in the corporation if, on the date such interest was acquired by its present holder, such interest had a fair market value greater than the fair market value on that date of 5 percent of the regularly traded class of the corporation's stock into which such interest is convertible. In addition, if a holder of non-regularly traded interests subsequently acquires additional interests of the same class, then all such interests must be aggregated and valued as of the date of the subsequent acquisition. Temporary Regulation 1.897-9T(b) contains attribution rules that aggregate the holdings of such interests by certain holders.

        To inform the transferee that withholding of tax is not required upon the disposition by

[insert name of transferor]

of Notes pursuant to the Offer to Purchase and Letter of Transmittal, the undersigned hereby certifies the following on behalf of the above named transferor:

1. The above named transferor is not a disregarded entity as defined in Treasury Regulation section 1.1445-2(b)(2)(iii);
2. The above named transferor's U.S. taxpayer identification number or foreign tax identifying number, if any, is
;
3. The above named transferor's office address is
;

4. The date or dates on which the above named transferor (or any person whose ownership of Notes would be attributable to the transferor pursuant to the last sentence of Temporary Regulation section 1.897-9T(b)) acquired Notes and the fair market value of the Notes acquired on each such date are as follows (attach a schedule if additional space is required):
Acquisition Date	Fair Market Value of Notes	Aggregate Face Amount Acquired

        5.     The above named transferor, together with all persons whose ownership of Notes would be attributable to the transferor pursuant to the last sentence of Temporary Regulation section 1.897-9T(b), do not currently hold and have never held Notes with an aggregate fair market value at the time of acquisition or at the time of any additional subsequent acquisitions (determined in accordance with Temporary Regulation section 1.897-9T(b)) that exceeds or exceeded $25 million. [Strike this Item 5 if it is inaccurate with respect to the above named transferor.]

The above named transferor understands that this certification may be disclosed to the Internal Revenue Service by the transferee.

I declare that I have examined this certificate and to the best of my knowledge and belief it is true, complete, and accurate, and I further declare that I have the authority to sign this document on behalf of the above named transferor.

Signature of Transferor	Date:
Title of Person Signing on Behalf of Transferor:

The depositary for the Offer is:

Deutsche Bank Trust Company Americas

By facsimile:
(For Eligible Institutions only)
(615) 835-3701

Confirmation:
(800) 735-7777

By Mail:	By Overnight Courier:	By Hand:
DB Services Tennessee, Inc. P.O. Box 292737 Nashville, TN 37229-2737 Attn: Reorganization Unit	DB Services Tennessee, Inc. 648 Grassmere Park Road Nashville, TN 37211 Attn: Reorganization Unit	DB Services Tennessee, Inc. 648 Grassmere Park Road Nashville, TN 37211 Attn: Reorganization Unit

        Questions and requests for assistance should be directed to the Information Agent. Requests for additional copies of the Offer to Purchase, this Letter or Transmittal and other offer documents should be directed to the Information Agent at the address and telephone numbers set forth below and will be furnished promptly at the Company's expense. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The information agent for the Offer is:

Deutsche Bank Trust Company Americas

DB Services Tennessee, Inc.
648 Grassmere Park Road
Nashville, TN 37211
Attn: Reorganization Unit
Toll Free: (800) 735-7777

QuickLinks

  Exhibit 99(a)(2)
LETTER OF TRANSMITTAL Change in Control Notice and Offer to Purchase Cimarex Energy Co. Offer To Purchase For Cash Any and All of the Outstanding Floating Rate Convertible Senior Notes due 2023 CUSIP No. 55972FAE4 originally issued by
METHOD OF DELIVERY
DESCRIPTION OF NOTES TENDERED
NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
INSTRUCTIONS Forming Part of the Terms and Conditions of the Offer
IMPORTANT TAX INFORMATION
TO BE COMPLETED BY ALL TENDERING BENEFICIAL OWNERS WHO ARE INDIVIDUAL U.S. HOLDERS
CERTIFICATE OF NON-FOREIGN STATUS—INDIVIDUAL TRANSFEROR
TO BE COMPLETED BY ALL TENDERING BENEFICIAL OWNERS THAT ARE ENTITY (NON-INDIVIDUAL) U.S. HOLDERS OR U.S. PARTNERSHIPS
CERTIFICATE OF NON-FOREIGN STATUS—ENTITY TRANSFEROR